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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported) October 24, 2000
                                                      --------------------------


                         AmSouth Auto Receivables, LLC
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        333-38676                                63-1254677
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 (Commission File Number)      (Registrant's I.R.S. Employer Identification No.)


1900 Fifth Avenue North, AmSouth Sonat Tower, Birmingham, Alabama       35203
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            (Address of Principal Executive Offices)                  (Zip Code)


                                 (205) 326-5300
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)




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Item 5. Other Events.

     On October 19, 2000, The Chase Manhattan Bank, in its capacity as Owner Trustee (the "Owner Trustee") of AmSouth Auto Trust 2000-1 (the "Trust"), publicly issued U.S.$230,000,000 of Class A-1 6.745% Asset Backed Notes due November 15, 2001, U.S.$240,000,000 Class A-2 6.700% Asset Backed Notes due February 17, 2003, U.S.$315,000,000 Class A-3 6.670% Asset Backed Notes due July 15, 2004, U.S.$103,640,000 Class A-4 6.760% Asset Backed Notes due February 15, 2005, U.S.$28,510,000 Class B 7.080% Asset Backed Notes due July 15, 2015 and U.S.$14,260,000 Class C 7.440% Asset Backed Notes due February 15, 2007 (the "Notes") pursuant to a registration statement (No. 333-38676) declared effective on August 30, 2000. The joint lead managers for the issuance of the Notes were Goldman, Sachs & Co., Bear, Stearns & Co. Inc. and Saloman Smith Barney. AmSouth Auto Receivables LLC paid the underwriters a fee of U.S.$735,000 in connection with the sale of the Notes. AmSouth Auto Receivables also paid general transaction expenses, estimated to be $860,892. The net proceeds from the sale of the Notes, which amounted to U.S.$929,851,078.02, were used by the Owner Trustee to purchase a pool of motor vehicle retail installment sale contracts secured by new and used automobiles and light-duty trucks originated by participating dealers, which constitute the receivables included in the assets of the Trust, from AmSouth Auto Receivables LLC (the "LLC"). The LLC acquired the receivables from AmSouth Bank which acquired them directly from the dealers. The Trust also used the net proceeds from the sale of the Notes for general expenses relating to the Trust.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
  No.         Document Description
-------       --------------------
1.1           Underwriting Agreement dated October 12, 2000 between AmSouth Auto
              Receivables LLC and Goldman, Sachs & Co.

4.1 Amended and Restated Trust Agreement dated October 19, 2000 between AmSouth Auto Receivables LLC and The Chase Manhattan Bank, as owner trustee.

4.2 Indenture dated October 19, 2000 between AmSouth Auto Trust 2000-1 and The Bank of New York Trust Company of Florida, National
              Association as the indenture trustee (including forms of Notes).

10.1          Sale and Servicing Agreement dated October 19, 2000 among AmSouth
              Auto Receivables LLC, AmSouth Bank, as the servicer and AmSouth
              Auto Trust 2000-1 (including Definitions).

10.2          Purchase Agreement dated October 19, 2000 between AmSouth Bank and
              AmSouth Auto Receivables LLC.

10.3          Administration Agreement dated October 19, 2000 among AmSouth Auto
              Trust 2000-1, AmSouth Bank, as the administrator and The Bank of
              New York Trust Company of Florida, National Association, as indenture trustee.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



October 24, 2000                    AMSOUTH AUTO RECEIVABLES, LLC


                                    By: /s/ Kurt Miller
                                       ---------------------------
                                    Name: Kurt Miller
                                    Title: Secretary

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                               INDEX TO EXHIBITS


Exhibit
  No.          Document Description
-------        --------------------

1.1 Underwriting Agreement dated October 12, 2000 between AmSouth Auto Receivables LLC and Goldman, Sachs & Co.

4.1 Amended and Restated Trust Agreement dated October 19, 2000 between AmSouth Auto Receivables LLC and The Chase Manhattan Bank, as owner trustee.

4.2 Indenture dated October 19, 2000 between AmSouth Auto Trust 2000-1 and The Bank of New York Trust Company of Florida, National Association as the indenture trustee (including forms of Notes).

10.1 Sale and Servicing Agreement dated October 19, 2000 among AmSouth Auto Receivables LLC, AmSouth Bank, as the servicer and AmSouth Auto Trust 2000-1 (including Definition).

10.2 Purchase Agreement dated October 19, 2000 between AmSouth Bank and AmSouth Auto Receivables LLC.

10.3 Administrative Agreement dated October 19, 2000 among AmSouth Auto Trust 2000-1, AmSouth Bank, as the administrator and The Bank of New York Trust Company of Florida, National Association, as indenture trustee.

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